Genworth Financial Exchange Offer Website Screenshots July 13, 2009 Exhibit (a)(1)(I)

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Genworth Financial

Equity Exchange Program – Enrollment

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IMPORTANT!

The offering period closes at 5:00 p.m. U.S. Eastern Time, on August 18, 2009.

YOU SHOULD KNOW:

After 15 minutes of inactivity, you will be timed out of the session and must begin again. Your work will not be saved if you are timed out.

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This equity exchange offer website (the "Website") allows you to elect to participate in the exchange offer from Genworth Financial, Inc. pursuant to the Offer to Exchange Certain Outstanding Stock Options and Stock Appreciation Rights for Replacement Awards, dated July 13, 2009 (the "Offering Memorandum"). Capitalized terms used on the Website but not defined herein have the meaning assigned to them in the Offering Memorandum.

To login, enter your 9-digit SSO user id as your Username. **Your initial login password was provided in the email sent to you on July 13, 2009 regarding the launch of the exchange offer. *[Note: Your password is case sensitive.]***

When you have entered the information, click "Login." If you do not have your initial login information, please email: compensation@genworth.com.

If you have previously registered and assigned yourself a new password and have either been locked out of the site or do not recall your password, please contact Fidelity Stock Plan Services.

- U.S. employees may call 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and 12:00 a.m. on Friday, U.S. Eastern Time.
- Employees located outside the U.S. may call 1-800-544-0275 between the hours of 8:00 a.m. and 8:00 p.m., local time, Monday through Friday.

Genworth Financia ... ent

Create Your Password

Before you access the website, you first will need to create a personal password that you will use each time you return to this site.

Choose a password
Note: Your password will be case sensitive, and must contain between eight and twelve characters.

Please be sure your password includes at least one letter and one digit, and no spaces.

Please retype your password

SUBMIT

IMPORTANT!

The offering period closes at 5:00 p.m. U.S. Eastern Time, on August 18, 2009.

YOU SHOULD KNOW:

After 15 minutes of inactivity, you will be timed out of the session and must begin again. Your work will not be saved if you are timed out.

website (the "Website") allows you to
xchange offer from Genworth
the Offer to Exchange Certain
and Stock Appreciation Rights for
July 13, 2009 (the "Offering
terms used on the Website but not
aning assigned to them in the Offering

T... in password was provided in the email se... offer. *[Note: Your password is case sensitive.]*

When you have entered the information, click "Login." If you do not have your initial login information, please email: compensation@genworth.com.

If you have previously registered and assigned yourself a new password and have either been locked out of the site or do not recall your password, please contact Fidelity Stock Plan Services.

- U.S. employees may call 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and 12:00 a.m. on Friday, U.S. Eastern Time.
- Employees located outside the U.S. may call 1-800-544-0275 between the hours of 8:00 a.m. and 8:00 p.m., local time, Monday through Friday.

Genworth Financia

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REMEMBER: If you return to this website later, you will need to enter your Username and your **new password**.

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Website Terms of Use

This Website allows you to elect to particip ... randum. In the event of any actual or alleged conflict between the provisions of t ... e provisions of the Offering Memorandum shall be controlling and determinative.

Your use of the Website is subject to the fo ... ccept and agree to be bound by these Terms. Your use of the Website is governe ... d by you. Genworth may modify these Terms at any time without prior notice

This Website is the property of Genworth and/or its licensors. Subject to the Terms set forth herein, you are hereby granted a non-exclusive, non-transferable right to access, use and display this Website and the information generated by the Website (individually and collectively the "Materials"). Genworth hereby authorizes you to view and/or download the Materials in this Website only for your personal non-commercial use. You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials.

The Materials are not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you should not rely on the contents of the Materials as such. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Website are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Website is made available to you on an "as is", "as available" and "with all faults" basis. Neither Genworth nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to ensure the information on the website is secure, timely and accurate, neither Genworth nor its licensors warrant that this Website will meet your needs or that it will be uninterrupted, timely, secure or error-free. Genworth and its licensors also make no warranty that the results obtained from the use of this Website will be accurate or reliable, or that the quality of any tools,

Genworth Financial

Equity Exchange Program - Enrollment

Terms of Use

Website Terms of Use

This Website allows you to elect to participate in the exchange offer according to the provisions of the Offering Memorandum. In the event of any actual or alleged conflict between the provisions of the Offering Memorandum and any statement contained on this Website, the provisions of the Offering Memorandum shall be controlling and determinative.

Your use of the Website is subject to the following Terms of Use ("Terms"). By using or accessing the Website, you accept and agree to be bound by these Terms. Your use of the Website is governed by the version of the Terms in effect on the date the Website is accessed by you. Genworth may modify these Terms at any time without prior notice.

This Website is the property of Genworth and/or its licensors. Subject to the Terms set forth herein, you are hereby granted a non-exclusive, non-transferable right to access, use and display this Website and the information generated by the Website (individually and collectively the "Materials"). Genworth hereby authorizes you to view and/or download the Materials in this Website only for your personal non-commercial use. You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials.

The Materials are not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you should not rely on the contents of the Materials as such. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Website are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Website is made available to you on an "as is", "as available" and "with all faults" basis. Neither Genworth nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to ensure the information on the website is secure, timely and accurate, neither Genworth nor its licensors warrant that this Website will meet your needs or that it will be uninterrupted, timely, secure or error-free. Genworth and its licensors also make no warranty that the results obtained from the use of this Website will be accurate or reliable, or that the quality of any tools,

Genworth Financial

Equity Exchange Program - Enrollment

Terms of Use

The Materials are not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you should not rely on the contents of the Materials as such. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Materials are your sole responsibility.

You acknowledge that no express or implied warranties about the Website are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Website is made available to you on an "as is", "as available" and "with all faults" basis. Neither Genworth nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to ensure the information on the website is secure, timely and accurate, neither Genworth nor its licensors warrant that this Website will meet your needs or that it will be uninterrupted, timely, secure or error-free. Genworth and its licensors also make no warranty that the results obtained from the use of this Website will be accurate or reliable, or that the quality of any tools, information or other material obtained by you through this Website and related Materials will meet your expectations. In no event shall Genworth or any of its licensors be liable for any consequential, incidental, special, indirect or other losses or damages of whatsoever kind that result from use or loss of use of this Website, however caused and to the fullest extent permitted by law, even if Genworth has been advised of the possibility of such losses or damages. These Terms and their enforcement are governed by the laws of The State of Virginia, without regard to conflicts of law. The rights, exclusions and limitations of liability under these Terms operate to the benefit of Genworth's subcontractors, licensors and vendors to the same extent that such provisions operate to the benefit of Genworth.

By clicking "I Agree" below, I am indicating that I understand and accept the Terms.

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Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
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- Summary of Exchange Offer
- Website Overview
- Offering Memorandum and Related Documents
- Make Your Election

Summary of Exchange Offer

Genworth is offering to certain employees the opportunity to exchange Eligible Options and SARs for a reduced number of stock options and SARs having an exercise (or base) price equal to the closing price of Genworth's common stock on the new date of grant (the "Replacement Grant Date"). The offering period is July 13, 2009 (the "Effective Date") through August 18, 2009, unless extended (the "Expiration Date").

The stock options and SARs issued pursuant to this exchange offer that replace your Eligible Options and SARs are referred to as "Replacement Awards." The number of Replacement Awards you receive pursuant to this exchange offer will be determined by dividing the number of your tendered Eligible Options and SARs by three and rounding down to the nearest whole number. Replacement Awards will be subject to the terms and conditions of the Omnibus Plan and a new award agreement between you and Genworth.

Replacement Awards will maintain the original term (or expiration date) of the Eligible Options and SARs for which they were exchanged. Replacement Awards will differ from Eligible Options and SARs as follows:

- The exercise (or base) price per share for the Replacement Awards will be equal to the closing price per share of Genworth's common stock, as reported on the New York Stock Exchange, on the Replacement Grant Date.
- Replacement Awards will be unvested on the Replacement Grant Date, regardless of whether or not the surrendered awards were vested. Replacement Awards will vest, subject to continued employment, over a three or four year period.

If you choose to tender Eligible Options and SARs and Genworth accepts them for exchange, you will be agreeing to cancel the tendered Eligible Options and SARs and irrevocably release all of your rights with respect to them.

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Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
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Summary of Exchange Offer | Make Your Election

- Summary of Exchange Offer
- Website Overview
- Offering Memorandum and Related Documents
- Make Your Election

Website Overview

This Website is intended to illustrate how an exchange of your Eligible Options and SARs for Replacement Awards will work and allow you to make your election with respect to the exchange offer. The Offering Memorandum sets out all of the terms and conditions of the exchange offer. You should have received a copy of the Offering Memorandum from Genworth via email. It is also available under the menu to the left titled "Offering Memorandum and Related Documents." In the event of any inconsistency between the information on the Website and the Offering Memorandum, the Offering Memorandum will govern.

For a summary of the material terms and conditions of the exchange offer, please click the "Summary of Exchange Offer" button to the left.

To view and print a copy of the Offering Memorandum and other related documents, please click the "Offering Memorandum and Related Documents" button to the left.

Important Legal Information

In connection with the exchange offer, Genworth has filed with the SEC a Tender Offer Statement on Schedule TO, which includes the Offering Memorandum and other exhibits. Before making any decision whether to exchange your Eligible Options and SARs, you should evaluate carefully all of the information in the Schedule TO, the Offering Memorandum and other related materials and consult your own financial and tax advisors. You may obtain a free copy of the Schedule TO and other filings by Genworth, without charge, at the SEC's website (http://www.sec.gov). Copies of the Offering Memorandum and the filings with the SEC that are incorporated by reference in the Offering Memorandum can be obtained, without charge, by directing a request to Genworth Financial Inc., 6620 West Broad Street, Richmond, VA, 23230 Attention: Executive Compensation, or by telephone at (866) 931-4954. Neither

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Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
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Summary of Exchange Offer	Make Your Election

- **Summary of Exchange Offer**
- **Website Overview**
- **Offering Memorandum and Related Documents**
- **Make Your Election**

Memorandum can be obtained, without charge, by directing a request to Genworth Financial Inc., 6620 West Broad Street, Richmond, VA, 23230 Attention: Executive Compensation, or by telephone at (866) 931-4954. Neither Genworth nor Genworth's Board of Directors makes any recommendation as to whether you should tender, or refrain from tendering, your Eligible Options and SARs in the exchange offer. You must make your own decision as to whether to tender your Eligible Options and SARs.

The offering period closes at 5:00 p.m., U.S. Eastern Time, on August 18, 2009, unless we extend the Expiration Date. You may change your election throughout the offering period, as the system will remain open continually during such period. Your election outstanding as of 5:00 p.m., U.S. Eastern Time, on the Expiration Date will be final. If you do not make an election, your Eligible Options and SARs will remain as is.

Use this website as often as you like before the close of the offering period. If you have questions regarding this website, please email: compensation@genworth.com

***Please note that if your primary work location is outside of the United States, in order to complete your election you must provide Genworth with a signed copy of your election. After you submit your election on this Website, you will be prompted to print a confirmation of your election. Please print this election confirmation, sign it and return it to Genworth. The email address, mailing address and fax information will be stated on your election confirmation. Your signed election confirmation must be received by Genworth before 5:00 p.m., U.S. Eastern Time, on the Expiration Date. Please allow for delivery time to ensure that we receive your election confirmation before the offering period expires. If you change your election during the offering period, you must print the confirmation of your modified election, sign it and return it to Genworth so that Genworth receives it before 5:00 p.m., U.S. Eastern Time, on the Expiration Date.**

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Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
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Summary of Exchange Offer | Make Your Election

- Summary of Exchange Offer
- Website Overview
- Offering Memorandum and Related Documents
- Make Your Election

Offering Memorandum and Related Documents

Offering Memorandum
- Extrait traduit de la notice d'offre - français
- Extrait traduit de la notice d'offre - francais canadian
- Übersetzter Abschnitt der Emissionserklärung - deutsch
- Parte traduzida do Memorando de Oferta - portugues
- Extracto traducido del memorando de la oferta - espanol
- Översatt del av erbjudandememo - svenska
- Parte tradotta della memorandum di offerta - italiano
- Käännetty osa Tarjousmuistiota - suomi

Information Session Presentation

Information Session Schedule

Email from Mike
- Email de Mike - français
- Courriel de Mike - français canadian
- Email von Mike - deutsch
- Correio electrónico do Mike - portugues
- Correo electrónico de Mike - espanol
- E-post från Mike - svenska
- Email da Mike - italiano
- Sähköposti Mikelta - Suomi

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Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
logout

Summary of Exchange Offer | Make Your Election

- Summary of Exchange Offer
- Website Overview
- Offering Memorandum and Related Documents
- Make Your Election

Courriel de Mike - français canadian
Email von Mike - deutsch
Correio electrónico do Mike - portugues
Correo electrónico de Mike - espanol
E-post från Mike - svenska
Email da Mike - italiano
Sähköposti Mikelta - Suomi

Details of the Equity Exchange Offer
Détails de l'offre d'échange des options d'achat d'actions - français
Détails de l'offre d'échange des options d'achat d'actions - francais canadian
Einzelheiten zum Angebot des Austauschs von Aktienerwerbsoptionen - deutsch
Detalhes da Oferta de Permuta de Acções - portugues
Detalles de la oferta de intercambio de opciones sobre aciones - espanol
Detaljer om aktieutbytesprogrammet - svenska
Dettagli dell' Offerta di Scambio di Titoli Azionario - italiano
Tiedot osakeoptioiden vaihtotarjouksesta - suomi

Paper Election Form
Formulaire d'élection aux titres - français
Formulaire d'élection aux titres - francais canadian
Gedrucktes Wahlformular - deutsch
Formulário de Escolha em Papel - portugues
Formulario de elección para los efectos - espanol
Valformulär i pappersformat - svenska
Modello Selezione sul Cartaceo - italiano
Paperinen valintalomake - suomi

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Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
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Summary of Exchange Offer | Make Your Election

The table below shows your current Eligible Options and SARs based on your employment status on July 9, 2009. Some stock options or SARs might not be eligible for exchange, including, but not limited to stock options or SARs that expire, terminate or are forfeited before the Expiration Date. Refer to the Offering Memorandum for more information. In order to participate in the exchange offer with respect to your Eligible Options and SARs:

1. Check the box for each grant to "Exchange" those Eligible Options or SARs. The Replacement Award for each grant selected will be shown. You also have the option of checking the "Exchange All Eligible Options and SARs" button instead of selecting individual grants.
2. Unchecked grants will not be exchanged.

Your Election

☐ **Exchange All Eligible Options and SARs**

Grant Year	Grant Date	Exercise Price	Eligible Vested Options and SARs	Eligible Unvested Options and SARs	Total Eligible Options and SARs	Exchange Ratio	I elect to 'Exchange' my Eligible Options and SARs	Replacement Awards Granted
2004	07/30/2004	$21.15	3,333	0	3,333	1.2:1	☐	0
2006	07/06/2006	$30.01	20,052	7,448	27,500	1.4:1	☑	19,642
2008	03/03/2008	$18.40	1,875	5,625	7,500	1.1:1	☐	0
							Total:	19,642

By electing to exchange your Eligible Options and SARs by tendering them in the exchange offer, you are agreeing:

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.

Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
logout

Summary of Exchange Offer | Make Your Election

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.
4. That you have read and understand the Offering Memorandum.

Notice: Genworth will collect, use, transfer and share the personal information you submit to the extent necessary to facilitate the acceptance of your tendered Eligible Options and SARs. The information will be stored in the United States.

Be sure to print a confirmation of your election after you click [Submit] below.

Submit

***Please note that if your primary work location is outside of the United States, in order to complete your election you must provide Genworth with a signed copy of your election. After you submit your election on this Website, you will be prompted to print a confirmation of your election. Please print this election confirmation, sign it and return it to Genworth. The email address, mailing address and fax information will be stated on your election confirmation. Your signed election confirmation must be received by Genworth before 5:00 p.m., U.S. Eastern Time, on the Expiration Date. Please allow for delivery time to ensure that we receive your election confirmation before the offering period expires. If you change your election during the offering period, you must print the confirmation of your modified election, sign it and return it to Genworth so that Genworth receives it before 5:00 p.m., U.S. Eastern Time, on the Expiration Date.**

Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
logout

Attention

You have chosen not to exchange your Eligible Options and SARs at this time. If you choose to participate in the exchange offer, you may make an election to participate at any time during the offering period. The last election properly submitted prior to 5:00 p.m., U.S. Eastern Time, on August 18, 2009, unless we extend the Expiration Date, will be final. If you do not elect to exchange your Eligible Options and SARs, they will remain outstanding pursuant to the same terms and conditions on which they were granted.

Please print your confirmation and retain it for your records.

View Confirmation

2004	07/30/2004	$21.15	3,333	0	3,333	1.2:1	☐	0
2006	07/06/2006	$30.01	20,052	7,448	27,500	1.4:1	☐	0
2008	03/03/2008	$18.40	1,875	5,625	7,500	1.1:1	☐	0
							Total:	0

By electing to exchange your Eligible Options and SARs by tendering them in the exchange offer, you are agreeing:

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.

Close this Page

Genworth Financial

Equity Exchange Program - Enrollment

Click here to print.

Confirmation: John Sample, Jr.
Confirmation Number: testcase2-20090708-154551

You have chosen not to participate in the exchange offer.

☐ Exchange All Eligible Options and SARs

Grant Year	Grant Date	Exercise Price	Eligible Options and SARs	Exchange Ratio	I elect to 'Exchange' my Eligible Options and SARs	Replacement Awards Granted
2004	07/30/2004	$21.15	3,333	1.2:1	☐	0
2006	07/06/2006	$30.31	27,500	1.4:1	☐	0
2008	03/03/2008	$18.40	7,500	1.1:1	☐	0
					Total	0

You have chosen not to participate in the exchange offer.

Wednesday July 08, 2009, 03:47 PM

Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
logout

Attention

Thank you for making your election. You have chosen to exchange some, but not all, of your Eligible Options and SARs at this time. You may change your election at any time during the offering period. The last election properly submitted prior to 5:00 p.m., U.S. Eastern Time, on August 18, 2009, unless we extend the Expiration Date, will be final. If you do not elect to exchange all of your Eligible Options and SARs, the Eligible Options and SARs with respect to which you did not make an election will remain outstanding on the same terms and conditions on which they were granted.

REMINDER: If your primary work location is outside of the United States you must sign and date your election confirmation and return it to Genworth for your election to be valid. Your election confirmation must be received by Genworth no later than August 18, 2009. The email address, mailing address and fax information will be stated on your election confirmation.

If your primary work location is within the United States, please print your confirmation and retain it for your records.

View Confirmation

2004	07/30/2004	$21.15	3,333	0	3,333	1.2:1	☐	0
2006	07/06/2006	$30.01	20,052	7,448	27,500	1.4:1	☑	19,642
2008	03/03/2008	$18.40	1,875	5,625	7,500	1.1:1	☐	0
							Total:	19,642

By electing to exchange your Eligible Options and SARs by tendering them in the exchange offer, you are agreeing:

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.

Genworth Financial

Equity Exchange Program - Enrollment

John Sample, Jr.
logout

Attention

Thank you for making your election. You have chosen to exchange all of your Eligible Options and SARs at this time. You may change your election at any time during the offering period. The last election properly submitted prior to 5:00 p.m., U.S. Eastern Time, on August 18, 2009, unless we extend the Expiration Date, will be final.

REMINDER: If your primary work location is outside of the United States you must sign and date your election confirmation and return it to Genworth for your election to be valid. Your election confirmation must be received by Genworth no later than August 18, 2009. The email address, mailing address and fax information will be stated on your election confirmation.

If your primary work location is within the United States, please print your confirmation and retain it for your records.

View Confirmation

2004	07/30/2004	$21.15	3,333	0	3,333	1.2:1	☑	2,777
2006	07/06/2006	$30.01	20,052	7,448	27,500	1.4:1	☑	19,642
2008	03/03/2008	$18.40	1,875	5,625	7,500	1.1:1	☑	6,818
							Total:	29,237

By electing to exchange your Eligible Options and SARs by tendering them in the exchange offer, you are agreeing:

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.

Close this Page

Genworth Financial

Equity Exchange Program - Enrollment

Click here to print

Election Confirmation: John Sample, Jr.
Confirmation Number: testcase2-20090708-154910

Your Election

☑ **Exchange All Eligible Options and SARs**

Grant Year	Grant Date	Exercise Price	Eligible Options and SARs	Exchange Ratio	I elect to 'Exchange' my Eligible Options and SARs	Replacement Awards Granted
2004	07/30/2004	$21.15	3,333	1.2:1	☑	2,777
2006	07/06/2006	$30.31	27,500	1.4:1	☑	19,642
2008	03/03/2008	$18.40	7,500	1.1:1	☑	6,818
					Total	29,237

By electing to exchange your Eligible Options and SARs by tendering them in the exchange offer, you are agreeing:

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.
4. That you have read and understand the Offering Memorandum.

Notice: Genworth will collect, use, transfer and store the personal information you submit to the extent necessary to facilitate the acceptance of your tendered Eligible Options and SARs. The information will be stored in the United States.

Only employees whose primary work location is outside of the United States must sign and return this election confirmation to Genworth.

______________________________ ______________

[SIGNATURE] [DATE]

*Please note that if your primary work location is outside of the United States, in order to complete your election you must provide Genworth with a signed copy of this election confirmation. Your signed election confirmation must be received by Genworth before 5:00 p.m., U.S. Eastern Time, on the Expiration Date. Please allow for delivery time to ensure that we receive your election confirmation before the offering period expires. Please sign this election confirmation and return it to Genworth, using one of the following means:

1. To the terms and conditions of the exchange offer as set forth in the Offering Memorandum.
2. To sell, assign and transfer to Genworth all right, title and interest in and to the Eligible Options and SARs tendered as indicated in the table above.
3. To, upon request, promptly execute and deliver any additional documents deemed by Genworth to be necessary to complete the acceptance and payment of the Eligible Options and SARs tendered*.
4. That you have read and understand the Offering Memorandum.

Notice: Genworth will collect, use, transfer and store the personal information you submit to the extent necessary to facilitate the acceptance of your tendered Eligible Options and SARs. The information will be stored in the United States.

Only employees whose primary work location is outside of the United States must sign and return this election confirmation to Genworth.

______________________________	______________
[SIGNATURE]	[DATE]

*Please note that if your primary work location is outside of the United States, in order to complete your election you must provide Genworth with a signed copy of this election confirmation. Your signed election confirmation must be received by Genworth before 5:00 p.m., U.S. Eastern Time, on the Expiration Date. Please allow for delivery time to ensure that we receive your election confirmation before the offering period expires. Please sign this election confirmation and return it to Genworth, using one of the following means:

Fax to: (866) 878-0212
Or, scan and email to: compensation@genworth.com

Or, mail to:

Genworth Financial Inc.
6620 West Broad Street, Building 1, Richmond, VA 23230
Attention: Executive Compensation
Contact Phone #: (866) 931-4954

If you change your election during the offering period, you must print the confirmation of your modified election, sign it and return it to Genworth so that Genworth receives it before 5:00 p.m., U.S. Eastern Time, on the Expiration Date.

Wednesday July 08, 2009, 03:50 PM